United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 14, 2026

ABUNDIA GLOBAL IMPACT GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-32955	76-0675953
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

1300 Post Oak Blvd., Suite 1305

Houston, Texas 77056

(Address of principal executive offices, including zip code)

713-322-8818

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	AGIG	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 14, 2026, Abundia Global Impact Group, Inc. (the “Company”) held its 2026 Annual Meeting of the Company’s stockholders (the “Annual Meeting”). The final results for each of the three matters submitted to a vote of the Company’s stockholders at the Annual Meeting, as set forth in the Definitive Proxy Statement on Schedule 14A, filed by the Company with the U.S. Securities and Exchange Commission (the “SEC”) on April 2, 2026 (the “Proxy Statement”), are as set forth below.

As of the close of business on March 17, 2026, the record date (the “Record Date”) for the Annual Meeting, 43,720,999 shares of the Company’s common stock, par value $0.001 per share (“Common Stock”), were issued, outstanding and entitled to vote. Stockholders holding an aggregate of 39,485,486 votes were present at the Annual Meeting, in person or represented by proxy, which number constituted a quorum.

Proposal 1. The Company’s stockholders elected five members of the Company’s board of directors (the “Board”), each to serve until the 2027 annual meeting of the Company’s stockholders and until each of their respective successors are elected and qualified or until each of their earlier resignation or removal. The final voting results to elect each of the nominees to the Board were as follows:

Nominee Name	For	Withheld	Broker Non-Votes

Edward Gillespie	36,534,304	83,578	2,867,604
Robert Bailey	36,519,799	98,083	2,867,604
Martha Crawford	36,546,538	71,344	2,867,604
Matthew Henninger	35,292,720	1,325,162	2,867,604
Peter Longo	36,544,875	73,007	2,867,604

Proposal 2. The amendment to the Company’s 2025 Equity Incentive Plan, to increase the number of shares of Common Stock available for issuance thereunder by 1,000,000 shares, from 750,000 shares to 1,750,000 shares, was approved by the Company’s stockholders. The final voting results are set forth in the table below:

For	Against	Abstentions	Broker Non-Votes

35,140,087	1,474,889	2,906	2,867,604

Proposal 3. The appointment of CBIZ CPAs P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026 was ratified by the Company’s stockholders. The final voting results are set forth in the table below:

For	Against	Abstentions

39,209,291	264,231	11,964

Proposal 4. The compensation of the named executive officers as disclosed in the Proxy Statement was approved on an advisory basis by the Company’s stockholders. The final voting results are set forth in the table below:

For	Against	Abstentions	Broker Non-Votes

35,198,059	1,406,588	13,235	2,867,604

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ABUNDIA GLOBAL IMPACT GROUP, INC.

Dated: May 18, 2026
	By:	/s/ Edward Gillespie
	Name:	Edward Gillespie
	Title:	Chief Executive Officer